Goodwill and other intangible assets	12 Months Ended
Mar. 31, 2020
Goodwill and other intangible assets
13. Goodwill and other intangible assets
Goodwill arising from a business combination is tested at least on an annual basis for impairment. There were no changes in the carrying amount of goodwill of Rs. 74,937.9 million (US$ 994.0 million) for the fiscal year ended March 31, 2019 and the year ended March 31, 2020. The entire amount of goodwill was allocated to the retail business.
The net carrying amount, in total and by class of intangible assets as of March 31, 2019 and March 31, 2020 was nil. The aggregate amortization charged for the years ended March 31, 2018, March 31, 2019 and March 31, 2020 was Rs. 1.0 million, Rs. 1.0 million and nil, respectively.